Exhibit 10.1

Note:  Throughout this document, certain confidential material contained herein has been omitted and has been separately filed with the Commission.  Each omission has been marked with an [***].

THE UNIVERSITY OF SOUTHERN CALIFORNIA
RESEARCH AGREEMENT

This Research Agreement (“Agreement”) is deemed entered into as of December 20, 2013 between the University of Southern California, a non-profit, educational institution incorporated under the laws of the State of California, (hereinafter referred to as "USC") and NanoFlex Power Corporation, a corporation existing under the laws of the State of Florida (hereinafter referred to as ("SPONSOR").

Recitals

WHEREAS, the research project contemplated by this Agreement is of mutual interest and benefit to USC and to SPONSOR, will further the instructional, scholarship and research objectives of USC in a manner consistent with its status as a non-profit educational institution, and may result in benefits for both SPONSOR and USC through inventions, improvements and discoveries;

WHEREAS, Global Photonic Energy Corporation, a Pennsylvania Corporation (“GPEC”) and USC have been continuously under a Sponsored Research Agreement since 1998 and the current Sponsored Research Agreement dated April 16, 2009 (“2009 Sponsored Research Agreement”) between them is set to expire April 30, 2014;

WHEREAS, as of September 24, 2013 GPEC became the wholly owned subsidiary of SPONSOR and therefore all parties desire that this Agreement shall amend, replace and supersede the 2009 Sponsored Research Agreement as of January 31, 2014.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Definitions;

1.1       “Commitment” means the financial payment made by SPONSOR to USC as specified in the Statement of Work.

1.2       “Confidential Information” shall have the meaning ascribed to it in Section 9.1 of this Agreement.

1.3       “Copyrightable Material” means any material or other property that is or may be copyrightable or otherwise protectable under Title 17 of the United States Code.

1.4       “Invention” means any discovery that is or may be patentable or otherwise protectable under Title 35 of the United States Code.

1.5       “Joint Project Intellectual Property” means all Project Intellectual Property made jointly by USC personnel and SPONSOR personnel, or made solely by SPONSOR personnel using USC facilities, resources, equipment or funds.

1.6       “Noncancellable Obligations” means noncancellable obligations, including noncancellable graduate fellowships and appointments called for or incurred for the Project that are incurred through the effective date of termination.

1.7       “Principal Investigator” shall be Mark E. Thompson.

1.8       “Project” means the project as described in the Statement of Work.

1.9       “Project Intellectual Property” means all Copyrightable Material, Inventions, trade secrets, data, computer software, and know-how conceived or made in the performance of the Project.

1.10     “SPONSOR Project Intellectual Property” means all Project Intellectual Property made by SPONSOR personnel without the use of USC facilities, resources, equipment or funds.

1.11     “SPONSOR Supplied Material” has the meaning ascribed to it in Section 3.3 of this Agreement.

1.12     “Statement of Work” means the form attached hereto as Exhibit A and which is incorporated herein in its entirety by this reference.

1.13     “USC Project Intellectual Property” means all Project Intellectual Property made by USC personnel.

2.            Statement of Work;

USC, has valuable experience, skill and ability in the area of photosensitive optoelectronic technology for photonic energy conversion. SPONSOR desires to have USC undertake a research project in the above-named area in accordance with the scope of work described in Exhibit A, Research Proposal. USC agrees to use reasonable effort to perform the research project described therein and hereafter referred to as the "Research." The scope of work will be reviewed annually during the month of October at which time SPONSOR may decide not to continue to pursue tasks approved in the Research Proposal. USC will identify costs associated with future work of the task(s) and the total budget will be reduced by that amount unless alternative task(s) are proposed and agreed upon by SPONSOR.

3.            Principal Investigator:

The Research will be supervised by Professor Mark E. Thompson at USC and under subcontract, Professor Stephen R. Forrest at Michigan. If for any reason Professor Thompson is unable to continue to serve as Principal Investigator and a successor acceptable to both USC and SPONSOR is not available, this Agreement shall be terminated as provided in Article 7.

4.            Period of Performance;

This Agreement extends for 7 years the Research effort under the prior Sponsored Research Agreements with GPEC, provided the last two years of the extension shall be at the option of SPONSOR. The Research under this Agreement shall commence February 1, 2014 and continue until January 31, 2021 (providing the two year option to extend is exercised by SPONSOR). The parties reserve the right, by mutual written consent to further extend this Agreement on such terms and conditions as may be agreed upon. SPONSOR authorizes the funding for the entire 7-year term of this Agreement, subject to adjustment if the last two-year option is not exercised by SPONSOR.

5.            Reimbursement of Costs;

The total cost estimated for the entire period of the project is $16,274,056. Written authorization is required if either Professor Thompson or Professor Forrest wish to exceed the allocations listed in the approved budget (“Exhibit B”).

SPONSOR is not liable for any cost in excess of the amount specified herein unless this Agreement is modified in writing. Any funds paid to USC and not expended upon expiration or termination of this Agreement (including all extensions thereof) shall be returned to SPONSOR by USC.

6.            Payment;

SPONSOR shall make a deposit to USC under this Agreement on or before the start of any Research hereunder of $550,000. USC shall invoice SPONSOR for this amount, which it may use as costs are expended during each quarter for Research under this Agreement. At the end of each quarter of Research (April 30, July 31, October 31 and January 31), USC shall invoice SPONSOR for Research costs incurred under this Agreement for that quarter, with each invoice containing a copy of all MICHIGAN subcontractor invoices included in the USC quarterly invoice. SPONSOR shall have thirty (30) days from receipt of each USC quarterly invoice to pay the full amount of that invoice which shall go to replenish the above-referenced deposit. The deposit shall stay in place until the last quarter under this Agreement at which time it shall go to pay the last quarterly invoice for Research. Any shortfall shall be invoiced to SPONSOR and any unused deposit shall be returned to SPONSOR.

Within any annual Research Period as set forth in Exhibit B, some quarterly invoice may exceed 25% of the Total Project Cost for that Research Period. The parties agree this is acceptable as long as the Total Project Cost for the Research Period is not exceeded.

Checks shall reference "SPONSOR/Dr. Mark Thompson" and shall be made payable to the University of Southern California and sent to:

The University of Southern California
Sponsored Projects Accounting File
Number 52095
Los Angeles, California 90074-2095

Any interest accrued on the amounts paid by SPONSOR until spent by USC will be used to support this project.

7.             Termination;

Either party may terminate this agreement upon sixty (60) days advance written notice to the other party only in the event that for reasons outside of their control it becomes academically, commercially or technically infeasible to continue. Prior to termination the Parties will engage in good faith discussions to determine any way of moving the project forward.

Upon termination, USC will be reimbursed for all allowable costs and Noncancelable commitments incurred in the good faith performance of the research and not yet paid for, such reimbursement together with other payments not to exceed the total estimated project costs specified in Article 5. Upon termination by the Sponsor, any obligation of SPONSOR for graduate students' support shall be for a minimum of six months and shall end no later than the end of USC's academic year following termination.

8.             Reports

USC shall furnish SPONSOR oral quarterly status reports either in person or by phone during the term of this Agreement summarizing the research conducted. These quarterly reports shall be due 30 days after the end of the quarter being reported.

USC shall also furnish to SPONSOR an annual expenditure report at the end of each budget year outlining spending by major budget categories listed in the proposed budget. This report will be due sixty (60) days after the close of each year.

9.             Trademarks;

Neither party shall use the name, trade name, trademark or other designation of the other party or its affiliates in connection with any products, promotion or advertising without the prior written permission of the other party.

10.          Publications;

USC shall have the right, at its discretion, to release information or to publish any material resulting from the Project. USC shall furnish SPONSOR with a copy of any proposed publication thirty (30) days prior to submission for publication for review and comment. SPONSOR may request USC to delay publishing such proposed publication for a maximum of an additional sixty (60) days in order to protect the potential patentability of any invention described therein.

USC and MICHIGAN will provide SPONSOR with an electronic copy of any presentation relating to the Research presented by the Researchers to external parties within thirty (30) days of the presentation.

USC and MICHIGAN shall give SPONSOR the option of receiving an acknowledgement in any publication for its sponsorship of the Research.

11.           Confidential Information;

During the course of this Agreement, the parties may provide each other with certain information, data, or material in writing which the disclosing party has clearly marked or identified in writing as confidential or proprietary in nature or if orally disclosed, reduced to writing by disclosing party within thirty (30) days of disclosure (“Confidential Information”). The receiving party shall receive and hold Confidential Information in confidence and agrees to use its reasonable efforts to prevent disclosure to third parties of Confidential Information in the manner the receiving party treats its own similar information, but in no case less than reasonable care shall be exercised by the receiving party. Except as required by law or with permission from disclosing party, receiving party will not disclose Confidential Information for a period of one (1) year from the end of this Agreement, except in furtherance of this Agreement.

The receiving party shall not consider information disclosed to it by the disclosing party as Confidential Information such information which: (a) is now public knowledge or subsequently becomes such through no breach of this Agreement; (b) is rightfully in the receiving party’s possession prior to the disclosing party’s disclosure as shown by written records; (c) is disclosed to the receiving party by an independent third party who, to the best of the receiving party’s knowledge, is not under an obligation of confidentiality for such information to the disclosing party; (d) is required to be disclosed by law; or (e) is independently developed by or for the receiving party without benefit of Confidential Information received from the disclosing party as shown by written records.

Each party acknowledges that the Confidential Information of the other party is owned solely by such party, and that the unauthorized disclosure of such information may cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. Accordingly, each party agrees that the other party will have the right to seek an immediate injunction enjoining any breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach.

12.           Intellectual Property;

Title to any inventions first conceived and reduced to practice by USC personnel in the performance of the work funded under this Agreement shall vest in USC. USC hereby grants to SPONSOR the exclusive license to any and all such inventions on terms and conditions of the certain License Agreement between USC, Princeton and SPONSOR and all amendments up through the amendment dated December 20th 2013 (the "Third Amendment to the Amended License Agreement").

Title to any inventions first conceived and reduced to practice by MICHIGAN personnel in the performance of the work funded under this Agreement shall vest in MICHIGAN. USC shall specify in any subcontract with MICHIGAN relating hereto, that MICHIGAN shall notify both USC and SPONSOR of any such inventions funded under the subcontract and that MICHIGAN will thereby grant to SPONSOR the exclusive license to any and all such inventions on terms and conditions of the Amended License Agreement.

USC shall promptly provide a complete written disclosure for each and every invention first conceived and reduced to practice in the performance of the work funded under this Agreement, including MICHIGAN technologies disclosed to USC as required under any subcontract relating hereto. All such inventions shall automatically become subject to the Amended License Agreement. USC shall provide timely input for the preparation and filing of intellectual property protection for invention disclosures made to SPONSOR under this Agreement.

Title to any inventions first conceived jointly by personnel from MICHIGAN, USC or SPONSOR shall vest jointly in the names of USC, MICHIGAN, or SPONSOR as appropriate, and shall be subject to the Amended License Agreement.

Ownership. All rights, title and interest to USC Project Intellectual Property shall belong to USC. All rights, title and interest to SPONSOR Project Intellectual Property shall belong to SPONSOR. All rights, title and interest to Joint Project Intellectual Property shall belong jointly to USC and SPONSOR. Determination of inventorship of Project Intellectual Property shall be made in accordance with the rules of inventorship under United States patent law.

Notification. USC will notify SPONSOR in writing of any USC Project Intellectual Property or Joint Project Intellectual Property after a written invention disclosure is received by the USC Stevens Institute for Innovation. SPONSOR will notify USC in writing of any Joint Project Intellectual Property promptly after it receives a written disclosure thereof.

Right to Negotiate Exclusive License. SPONSOR has negotiated a license with USC which will be incorporated as Exhibit C to this agreement.

Joint Project Intellectual Property. If SPONSOR does not exclusively license USC’s interests in any Joint Project Intellectual Property, the parties shall upon the request of either party negotiate in good faith to reach agreement on the joint management of such Joint Project Intellectual Property, including the patenting and commercialization thereof. In the absence of the parties entering into such an agreement, each party may exploit or license its own interest in the Joint Project Intellectual Property without accounting to the other and either party may apply for patent protection, provided that all such applications must be joint and the filing party will bear all costs and will include the non-filing party on all communications with the patent office.

No Rights Granted in Pre-existing or Other Intellectual Property. Nothing contained in this Agreement shall be deemed by implication, estoppel or otherwise to grant SPONSOR any rights in any Inventions, Copyrightable Material, improvements, discoveries, trade secrets, data or know-how conceived or made (a) prior to the Effective Date which are owned or controlled by USC and may be used in performance of a Project or (b) after the Effective Date of this Agreement and not made in the performance of a Project.

13.          Compliance with Laws;

USC and SPONSOR agree to abide by all applicable Federal, State, and local laws, rules, regulations, and ordinances in the performance of this Agreement.

USC intends to conduct the project as fundamental research under the export regulations and thus prefers to receive no material from SPONSOR that is both technical data under the applicable export regulation and to be treated as SPONSOR’s Confidential Information (“Export Controlled Proprietary Information”). To the extent that any such Export Controlled Proprietary Information is needed to conduct the research, SPONSOR shall not provide any Export Controlled Proprietary Information to USC until a plan, for receipt of the Export Controlled Proprietary Information, is developed between USC and SPONSOR. Prior to providing USC any Export Controlled Proprietary Information, SPONSOR shall contact USC’s authorized representative (identified in Section 2 of this Agreement) and they shall develop a plan for receipt of the Export Controlled Proprietary Information. If the parties are unable to develop an acceptable plan to both parties, USC reserves the right to not receive the Export Controlled Proprietary Information.

14.          Warranty Disclaimer;

USC makes no warranties for any purpose whatsoever, express or implied, as to the Project or the results of the Project, including the merchantability or fitness for a particular purpose of the Project or the results of the Project under this Agreement.

SPONSOR agrees that it will not rely solely upon technical information provided by USC or the Principal Investigator in developing any invention or product, but will independently test, analyze and evaluate all inventions and products prior to manufacture and distribution of such inventions and products.

Neither the Principal Investigator, SPONSOR, or any other person is authorized to give any warranty in the name of or on behalf of USC.

15.          Indemnification;

USC agrees to maintain adequate liability insurance, such protection being applicable to officers, employees and agents while acting within the scope of their employment by USC.

SPONSOR agrees to indemnify, defend, and hold harmless USC and/or any trustee, officer, employee, or other representative of USC from and against all claims, demands, suits, investigations, judgments, settlements, liabilities and expenses (including reasonable legal fees and expenses of counsel acceptable to USC) arising out this Agreement, other than for damage arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of USC, its trustees, officers, agents, or employees.

16.          Limitation of Liability;

Notwithstanding anything to the contrary contained herein, to the maximum extent permitted by law, in no event will either party be responsible for any incidental, consequential, indirect, special, punitive, or exemplary damages of any kind, lost goodwill, lost profits, lost business or other indirect economic damages, whether such claim is based on contract, negligence, tort (including strict liability) or other legal theory, as a result of a breach of any warranty or any other term of this agreement, and regardless of whether a party was advised or had reason to know of the possibility of such damages in advance. Additionally, USC’s total liability under this agreement shall not be in excess of the total amount of Commitment paid by SPONSOR to USC under this agreement.

17.          Warranties;

USC makes no warranties, express or implied, as to any matter whatsoever, including, without limitation, the condition of the research or any inventions(s) or product(s), whether tangible or intangible, conceived, discovered, or developed under this Agreement; or the ownership, merchantability, or fitness for a particular purpose of the research or any such invention or product. USC shall not be liable for any direct, consequential, special or other damages suffered by any licensee or any others resulting from the use of the research or any such invention or product.

18.          Equipment;

Title to any equipment purchased or manufactured in the performance of the work funded under the Agreement shall vest in USC.

19.          Assignment;

Neither party shall assign this Agreement to another without the prior written consent of the other party which will not be unreasonably withheld; provided, however, that SPONSOR may assign this Agreement to a successor in ownership of all or substantially all its business assets. Such successor shall assume the obligations set forth under the terms and conditions of this Agreement. Any other purported assignment shall be void.

20.           Notices;

Notices, invoices, communications, and payments hereunder shall be sent to the following contacts for the parties:

For SPONSOR:
Robert J. Fasnacht
President and Chief Operating Officer
NanoFlex Power Corporation
17207 N. Perimeter Dr., Suite 210
Scottsdale, AZ 85255
rfasnacht@NanoFlexpower.com
www.NanoFlexpower.com

For USC:
Katie Rountree
Principal Contract and Grant Officer
University of Southern California
3720 S. Flower St., 3rd Floor
Los Angeles, CA 90087-0701
Phone:213-740-1894
Fax: 213-740-6070
E-mail: rountree@usc.edu

21.          Independent Inquiry;

Nothing in this Agreement shall be construed to limit the freedom of researchers who are not participants in this Agreement from engaging in similar research inquiries made independently under other grants, contracts or agreements with parties other than SPONSOR.

22.          Governing Law;

The laws of the State of New York shall govern this Agreement. USC and SPONSOR agree to abide by all applicable Federal, State and local laws, rules, regulations, and ordinances in the performance of this Agreement.

23.          Subcontract to MICHIGAN;

This research collaboration includes a subcontract with MICHIGAN which USC will execute and manage. The terms of that research agreement will be substantially the same as the current arrangement between USC and SPONSOR, and USC agrees to disclose those terms to SPONSOR at SPONSOR's request.

24.           Arbitration;

In the event of a dispute between the parties, the aggrieved party shall notify the other party and provide a detailed description of the alleged problem. The parties agree to use reasonable efforts to resolve such dispute by good faith negotiations and mutual agreement. In the event such informal resolution is not successful within a reasonable period of time, the parties hereby agree to submit any claim or dispute arising out of or relating to the terms of this Agreement to private and confidential arbitration by a single neutral arbitrator in New York, New York. Subject to the terms of this resolution is not successful within a reasonable period of time, the parties hereby agree to submit any claim or dispute arising out of or relating to the terms of this Agreement to private and confidential arbitration by a single neutral arbitrator in New York, New York. Subject to the terms of this paragraph, the Arbitration Rules of JAMS shall govern the arbitration proceedings. The arbitrator shall be appointed by agreement of the Parties hereto or, if no agreement can be reached, by JAMS pursuant to its Rules. The decision of the arbitrator shall be final and binding on all Parties to this Agreement, and judgment thereon may be entered in any court of competent jurisdiction. The costs of the arbitration proceeding, including all attorneys' fees, shall be paid by the Party against whom the arbitrator rules. This arbitration procedure is intended to be the sole and exclusive method of resolving any claim arising out of or relating to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate by proper persons thereunto duly authorized.

SPONSOR

By	/s/ Robert J. Fasnacht
Robert J. Fasnacht, President & COO

UNIVERSITY OF SOUTHERN CALIFORNIA

By	/s/ Katie Rountree
Katie Rountree
Principal Contracts and Grants Officer

By signing below Global Photonic Energy Corporation approves the substitution of this Agreement in place of the 2009 Sponsored Research Agreement.

Global Photonic Energy Corporation

By	/s/ Robert J. Fasnacht
Robert J. Fasnacht, President & COO

EXHIBIT A

[***]

EXHIBIT B

	Object Codes	Period 1	Period 2	Period 3	Period 4	Period 5	Period 6	Period 7	5 Year Total	7 Year Total
Principal Investigator Prof.		-	-	-	-	-	-	-		-
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Co-Investigator
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

PostDoc Res Assoc TBD
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Administrative Assistant
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Salary subject to FB		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Fringe Benefit
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Research Assistant (PhD Student)
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Salary not subject to FB		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Compensation		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Material & Supplies	15,000	35,492	36,371	37,344	38,344	39,372	40,553	41,772
Travel - Domestic	18,100	10,000	10,000	10,000	10,000	10,000	10,000	10,000	186,924	269,249
Travel - Foreign	18,200	-	-	-	-	-	-	-		-

Equipment	17,100	15,000	15,000	15,000	15,000	15,000	15,000	15,000	75,000	105,000

Subcontract (first 25k)	15,310	[***]	-	-	-	-	-	-	[***]	[***]
Subcontract - Univ. Of Michigan - OPV	15,320	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Subcontract - Univ. Of Michigan - GaAs	15,320	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Subcontract Total		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Direct Costs		1,890,337	1,946,112	2,003,628	2,062,866	2,123,877	2,186,844	2,251,701	10,026,820	14,465,364

F & A Base (MTDC = Total Direct Costs less equipment a		d first $25K of Subaward)
07/01/2012-06/30/2014		258,000							258,000	258,000
07/01/2014-06/30/2015		129,000	248,249						377,249	377,249
07/01/2015-06/30/2016			124,125	383,127	394,200	405,604	417,472	429,698	1,307,055	2,154,225
		386,999	372,374	383,127	394,200	405,604	417,472	429,698	1,942,304	2,789,473

Indirect Costs (F & A)
07/01/2012-06/30/2014 @ 64%	10,100	165,120	-	-	-	-	-	-	165,120	165,120
07/01/2014-06/30/2015 @ 64.5%	10,100	83,205	160,121	-	-	-	-	-	243,325	243,325
07/01/2015-Future @ 65%	10,100	-	80,681	249,032	256,230	263,643	271,357	279,304	849,586	1,400,246
Subtotal F&A		248,325	240,802	249,032	256,230	263,643	271,357	279,304	1,258,031	1,808,692

Total Project Costs		2,138,662	2,186,913	2,252,660	2,319,096	2,387,520	2,458,200	2,531,005	11,284,851	16,274,056

Thin Film Solid State Organic Energy Conversion Devices

NanoFlex Power Corporation (formerly Global Photonics Energy Corporation – GPEC)

UNIVERSITY OF SOUTHERN CALIFORNIA Budget Justification

PERSONNEL

Principal Investigator Salaries: [***]. Senior Research Staff Salaries: [***]. Postdoctoral and Graduate Research Assistant Salaries: [***]. Administrative Assistant Salaries: [***]. The assistant will provide the research team the required support to maintain working in a highly correlated fashion ensuring any administrative needs for the project are met. This includes assisting in coordinating meetings, travel arrangements, executing patent documents, and working with personnel at different patent attorney offices, NPC, and at the Univ. of Michigan. The annual increases in all personnel salaries for future project periods of (3%) are included for merit adjustment.

FRINGE BENEFITS

The calculation of the fringe benefit rate per the Federal Rate Agreement Dated June 26, 2012 for faculty and staff salaries for Non-Federal agreements is set by the University at 33.5% from July 1, 2012 through June 30, 2014. For post-doc salaries, for all new hires after July 1, 2012, the fringe benefit rate is 22.5% for the period July 1, 2012 through June 30, 2014. Beginning July 1, 2014 22.5% is still used as the University’s provisional rate.

MATERIALS & SUPPLIES

The materials and supplies used will consist of chemicals (reagents, solvents and gases), which will be used to prepare and purify the materials. In addition, funds have been requested to cover the cost of general laboratory supplies (teflon filtration membranes, hotplates, heating mantles, etc.), glassware (pipettes, beakers, and other general purpose glassware) and substrates for thin film study. A portion of the funds will also be used to cover instrumentation usage (X-Ray Diffraction, NMR, Mass Spectra, Microscopy) fees as well as fees associated with sending samples out for elemental analysis. The cost estimate is based on historical use of materials and supplies on similar projects of this scale. The requested amounts are $35,429 in year 1, $36,371 in year 2, $37,344 in year 3, $38,344 in year 4, $39,372 in year 5, $40,553 in year 6, and $41,772 in year 7.

TRAVEL

Travel costs will be used for the PI and other involved research personnel to travel to work at the University of Michigan when needed and also to present their work at scientific meetings in domestic and foreign locations. These meetings may include the American Chemical Society and Materials Research Society annual conferences. Meetings are also a chance for the researcher to learn the latest techniques, which are often folded into their research very quickly. Thus, scientific meetings serve two purposes, first to teach the student how to speak well and secondly to advance the research project by rapid infusion of new ideas and techniques from other labs (outside of the funded research team). Personal involvement is very important to keep all of the team working in a highly correlated fashion. It is important to keep the team focused on the same issues and direct, personal contact is important it in this regard. Just as it is required that students publish their work, it is also very important for them to learn how to present it. The total funds we have requested for the duration of the project period is $10,000 for each year for 7 years for a grand total of $70,000.

EQUIPMENT

We have requested funds of $15,000 in equipment each year for over a period of 7 years. These funds will allow us to maintain and upgrade our lab instrumentation used for the proposed project.

F&A RATES (INDIRECT COSTS)

Indirect costs were calculated using the modified total direct costs, which is the total direct costs multiplied by the percentage rate based on the USC DHHS Federal Rate Agreement from June 26, 2012. Per the agreement effective July 1, 2012 through June 30, 2014 the predetermined rate is 64%.; effective July 1, 2014 through June 30, 2015 the predetermined rate is 64.5%; and effective July 1, 2015 through June 30, 2016 the predetermined rate is 65%. Effective July 1, 2016, 65% was used as the provisional rate.

NPC -GaAs
Prof. S. Forrest

	Optional Extension
Expense Category	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	5-Year Total	Optional Extension	7-Year Total
Salary
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Administrative Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Subtotal Salaries and Wages	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Staff Benefits @ 25%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SUBTOTAL SALARIES AND BENEFITS	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Materials and Supplies	55,284	59,920	58,686	56,701	61,276	63,436	66,339	291,867	129,775	421,642
LNF Laboratory Expense ($4K per user per month)	144,000	148,320	152,770	157,353	162,073	166,935	171,944	764,516	338,879	1,103,395

Student Tuition

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Travel (conferences) & publication	8,000	8,240	8,487	8,742	9,004	9,274	9,552	42,473	18,827	61,300
Hosting	2,000	2,060	2,122	2,185	2,251	2,319	2,388	10,618	4,707	15,325
Equipment	155,000	155,000	165,000	175,000	175,000	180,000	185,000	825,000	365,000	1,190,000

Total Direct Costs UM	574,537	590,787	611,549	631,956	649,333	669,719	691,286	3,058,162	1,361,006	4,419,168
Total Modified Direct Costs (less tuition and equipment)	385,228	399,762	408,724	417,240	432,631	445,932	460,309	2,043,585	906,241	2,949,825
Total Indirect Costs @ 55.5%	213,802	147,912	0	0	0	0	0	361,714	0	361,714
Total Indirect Costs @ 55.0% effective 7/1/15	0	73,290	224,798	229,482	237,947	245,262	253,170	765,517	498,433	1,263,949
Total GaAs Costs	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NPC - Organic PV
Prof. S. Forrest

	Optional Extension
Expense Category	Year 1 11/1/13-10/31/14	Year 2 11/1/14-10/31/15	Year 3 11/1/15-10/31/16	Year 4 11/1/16-10/31/17	Year 5 11/1/17-10/31/18	Year 6 11/1/18-10/31/19	Year 7 11/1/19-10/31/20	Total	Optional Extension	7-Year Total
Salary
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Administrative Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Subtotal Salaries and Wages	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Staff Benefits @ 25%	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SUBTOTAL SALARIES AND BENEFITS	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Materials and Supplies	43,110	46,946	51,264	54,907	58,617	61,699	64,222	254,844	125,921	380,765
LNF Laboratory Expense ($1500 per user per month)	72,000	74,160	76,385	78,676	81,037	83,468	85,972	382,258	169,439	551,697

Student Tuition

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Travel (conferences) & publication	12,500	12,875	13,261	13,659	14,069	14,491	14,926	66,364	29,417	95,781
						0	0		0	0
Equipment	150,000	150,000	150,000	150,000	150,000	150,000	150,000	750,000	300,000	1,050,000

Total Direct Costs UM	539,819	555,180	571,424	587,410	603,896	620,201	636,413	2,857,728	1,256,614	4,114,342
Total Modified Direct Costs (less tuition and equipment)	333,658	346,210	359,506	372,396	385,631	398,523	411,151	1,797,401	809,675	2,607,076
Total Indirect Costs @ 55.5%	185,180	128,098	0	0	0	0	0	313,278	0	313,278
Total Indirect Costs @ 55.0% effective 7/1/15	0	63,472	197,728	204,818	212,097	219,188	226,133	678,115	445,321	1,123,436
Total Organic PV Costs	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

NanoFlex Power Corporation
Thin Film Solid State Organic Energy Conversion Devices

Budget Justification

Salaries: [***] Salaries and wages are based upon University established rates which are comparable to others doing similar research both within and outside the University or Private Industry. Annual increments (3%) have been included each September in accordance with University of Michigan practice.

Fringe Benefits: Fringe benefits were estimated at 25%. These estimates are based on the experience of the Solid-State Electronics Laboratory and the University. Actual rates will be based on the selection of benefits by personnel assigned to the project. Rates can also be found at: http://orsp.umich.edu/proposals/budgets/staff_benefits_table.html.

Graduate Student Tuition: [***] Tuition is typically incurred for two semesters per year per GSRA. Current rates can be found at: http://orsp.umich.edu/proposals/students/gsra.html. Annual increments of 5% have been included each September in accordance with University of Michigan practice.

Materials and Supplies: The materials and supplies category includes funds for items such as specific lab supplies, telephone tolls, freight, and communication charges necessary to the project and dissemination of results, such as copy charges for preparation of technical presentations, posters, reports and photographic images. These expenses would relate directly to the research subject and would be used solely to benefit the project.

Laboratory - Access and usage charges for the University of Michigan’s Lurie Nanofabrication Facility (LNF) are estimated at an average of $1,200/month per Organic PV user and $4,000/month per GaAs user for the duration of the project based on our past experience. Within each year, it is expected that actual costs will be significantly higher in certain periods and lower in others. Information and rate schedules are provided at the following website: http://www.lnf.umich.edu/.

Equipment: The equipment category includes funds for machinery and test equipment required to conduct the research outlined in the Statement of Work.

Travel & Publication: Travel and publication support is requested in the amount of $20,500 per year to cover the costs of trips between the two collaborating Universities for project integration and for attendance at relative conferences to present results achieved. Travel expenses are estimated based on past experience of the Solid-State Electronics Laboratory and include estimates for conference registration ($300-700), airfare or train fare ($200-1,000), lodging ($200-500), ground transportation and meals ($50 per day). Actual rates will vary from the estimates noted and will be based on the standard costs and available discounts at time of travel.

Hosting: The hosting category includes funds for meals and snacks during group research meetings and collaborating efforts held at UM.

Total Direct Cost: Total Direct Cost is the sum of all direct project costs and includes the categories of salaries, benefits, tuition, materials and services, travel, and equipment for the proposed program, $5,954,106 over five years with an additional $2,635,683 for the optional two year extension. The total direct cost for the seven year program is $8,589,789.

Indirect Cost: The indirect cost rate (Facilities and Administrative Cost Rate) is 55.5% as negotiated with the Department of Health and Human Services (DHHS). This rate is scheduled to decrease to 55.0% effective July 1, 2015. The base used to calculate the indirect cost includes modified total direct costs consisting of all direct costs less tuition, equipment. The current indirect cost rate can also be found at the following web site: http://orsp.umich.edu/proposals/budgets/indirect_costs.html

Total Funds Requested from Sponsor: For this proposal the requested sponsor budget total is [***] over five years with an additional [***] for the optional two year extension. The total funds requested from the sponsor for the seven year program is [***].

Exhibit C
License Agreement

Incorporated by reference herein Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014